UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 15, 2005

                                 CYTOMEDIX, INC.
             (Exact name of registrant as it appears in its charter)

         Delaware                        0-28443                 23-3011702
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

                         416 Hungerford Drive, Suite 330
                            Rockville, Maryland 20850
              (Address of principal executive offices and zip code)

                                  240-499-2680
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

      On July 15, 2005, Cytomedix, Inc. issued the attached press release announcing the departure of Mr. William L. Allender as Chief Financial Officer and Secretary of the Company. The press release also announced that Andrew Maslan, the Company's Controller, has been named to succeed Mr. Allender as Chief Financial Officer of the Company. The press release is attached as Exhibit
99.1 and incorporated herein by reference.

      On July 15, 2005, Cytomedix, Inc. and Mr. Allender entered into a Separation Agreement and Release under which Mr. Allender will remain as the Company's Chief Financial Officer and Secretary until August 15, 2005, and agrees to remain available by telephone for a period of three months following such date. As a severance package, Mr. Allender will receive his regular salary with benefits until January 22, 2006, and the extension of previously awarded employee stock options. The parties also agreed that Mr. Allender's departure is not due to any disagreement regarding accounting principles or practices utilized by the Company or financial statement disclosures made by the Company, nor is Mr. Allender's departure the result of the Company's dissatisfaction with Mr. Allender's performance as Chief Financial Officer or Mr. Allender's dissatisfaction with any aspect of the Company's management, policies or actions. Rather, Mr. Allender's departure was due to circumstances caused in large part by the considerable travel required of Mr. Allender during his employment.

Section 9--Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits. The following Exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.       Description
-----------       -----------

Exhibit 99.1      Press Release of Cytomedix, Inc., dated July 15, 2005.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CYTOMEDIX, INC.


                                        By: /s/ William L. Allender
                                            ------------------------------------
                                            William L. Allender
                                            Chief Financial Officer

Date: July 15, 2005